UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2020

Casa Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38324	75-3108867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Old River Road Andover, Massachusetts		01810
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 688-6706

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CASA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On February 20, 2020, Casa Systems, Inc. (the “Company”) announced its financial results for the fiscal quarter and year ended December 31, 2019. The full text of the press release issued by the Company in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 2.02 in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2020, the Board of Directors of the Company appointed Matthew Slepian, the Company’s Corporate Controller, to serve as principal accounting officer of the Company. Mr. Slepian, age 55, has served as the Company’s Corporate Controller since July 2019. Prior to joining the Company, Mr. Slepian served as Vice President and Global Controller of Monotype Imaging Holdings, Inc., a provider of design assets, technology and expertise, from August 2005 to July 2019. Prior to 2005, Mr. Slepian served as Vice President Finance for GT Advanced Technologies and Equidyne Corporation, following serving as a Senior Manager at Ernst & Young LLP. Mr. Slepian is a certified public accountant and holds a B.S. in Accounting from the University of Vermont.

Mr. Slepian has no family relationship with any of the executive officers or directors of the Company. There are no arrangements or understandings between Mr. Slepian and any other person pursuant to which he is being appointed as the principal accounting officer of the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated February 20, 2020*

*	This exhibit shall be deemed to be furnished and not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Casa Systems, Inc.

Date: February 20, 2020	By:	/s/ Scott Bruckner
Scott Bruckner
Interim Chief Financial Officer